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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    of the Securities Exchange Act of 1934

                                March 19, 2004
               Date of Report (Date of Earliest Event Reported)


                            Hawaiian Holdings, Inc.
            (Exact name of registrant as specified in its charter)


            Delaware                     1-31443                 71-0879698
 (State or other jurisdiction of      (Commission File        (I.R.S. Employer
incorporation or organization)          Number)             Identification No.)


    885 Third Avenue, 34th Floor
           New York, NY                                              10022
(Address of Principal Executive Offices)                         (Zip Code)


      Registrant's telephone number, including area code: (212) 888-5500

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ITEM 5.  Other Events and Regulation FD Disclosure.

         As previously disclosed in the Registrant's Current Report on Form 8-K filed on March 21, 2003, the Registrant's Form 12b-25 filed on March 21, 2003, and the Registrant's Form 12b-25 filed on April 30, 2003, on March 21, 2003 Hawaiian Airlines, Inc. ("Hawaiian Airlines"), the sole operating subsidiary of the Registrant, filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Chapter 11 Filing") in the United States Bankruptcy Court for the District of Hawaii (the "Bankruptcy Court") (Case No. 03-00827).

         On March 19, 2004, Hawaiian Airlines filed its unaudited Monthly Operating Report for the month of February 2004 (the "Operating Report") with the Bankruptcy Court. Pursuant to the Registrant's disclosure contained in the Registrant's Form 12b-25 that was filed on August 14, 2003, the Registrant is furnishing the Operating Report as an exhibit to this Form 8-K. Exhibit 99.1 to this Current Report on Form 8-K contains a copy of the Operating Report as filed with the Bankruptcy Court. The Operating Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such filing.

         As also previously reported in the Registrant's Current Report on Form 8-K filed on March 2, 2004, Hawaiian Airlines has indicated that it is in the process of completing a more extensive year-end closing review of its financial statements and results of operations. Hawaiian Airlines has indicated that such year-end closing will likely include a final preparation and audit of Hawaiian Airlines' financial statements for the year ended December 31, 2003, and may result in a variety of adjustments, some of which may have a material impact on the Operating Report, as well as other Monthly Operating Reports that have previously been filed by the Registrant. On March 25, 2004, Hawaiian Airlines released its audited income statement for the year ended December 31, 2003 (the "Income Statement"). The Income Statement indicates that in 2003, Hawaiian Airlines generated a $77.5 million operating profit, making it the third most profitable airline in the United States. Hawaiian Airlines also indicated that it will release a full set of audited financial statements when they become available. A copy of the Income Statement as available on Hawaiian Airlines' website is attached as Exhibit
99.2 hereto. The Income Statement shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such filing.

         THE OPERATING REPORT AND THE INCOME STATEMENT HAVE NOT BEEN PREPARED BY THE REGISTRANT. THE OPERATING REPORT HAS NOT BEEN REVIEWED BY THE REGISTRANT PRIOR TO ITS SUBMISSION TO THE BANKRUPTCY COURT, CONTAINS FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS, IS NOT PRESENTED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, AND MAY BE SUBJECT TO FUTURE RECONCILIATION OR ADJUSTMENTS. THE REGISTRANT OBTAINED THE OPERATING REPORT FROM COUNSEL TO HAWAIIAN AIRLINES AS SUCH COUNSEL INDICATED SUCH REPORT HAD BEEN FILED WITH THE BANKRUPTCY COURT. THE REGISTRANT OBTAINED THE INCOME STATEMENT FROM THE HAWAIIAN AIRLINES WEBSITE. THE REGISTRANT HAS NO MEANS OF INDEPENDENTLY VERIFYING THE INFORMATION CONTAINED IN THE OPERATING REPORT, OTHER THAN BY COMPARISON TO THE OPERATING REPORT AS RECEIVED BY THE REGISTRANT FROM COUNSEL TO HAWAIIAN AIRLINES, AND HAS NO MEANS OF INDEPENDENTLY VERIFYING THE INFORMATION CONTAINED IN THE INCOME STATEMENT. THE OPERATING REPORT MAY ALSO CONTAIN INFORMATION FOR PERIODS THAT ARE SHORTER OR OTHERWISE DIFFERENT FROM THOSE CONTAINED IN THE REGISTRANT'S REPORTS REQUIRED TO BE MADE PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE REGISTRANT MAKES NO REPRESENTATIONS OR WARRANTIES WHATSOEVER AS TO ANY OF THE INFORMATION CONTAINED IN THE OPERATING REPORT OR THE INCOME STATEMENT. FOR THESE REASONS, THE REGISTRANT CAUTIONS READERS NOT TO PLACE UNDUE RELIANCE UPON THE INFORMATION CONTAINED IN THE OPERATING REPORT OR THE INCOME STATEMENT. THE OPERATING REPORT AND INCOME STATEMENT ARE BEING PROVIDED SOLELY FOR INFORMATION PURPOSES.

         On March 23, 2004, the Registrant announced that John W. Adams, the Registrant's Chairman and Chief Executive Officer, and certain of his affiliates had entered into an arrangement with Mr. Donald J. Carty pursuant to which Mr. Carty would partially fund and manage an entity (the "New Investor") to be formed for the purpose of holding a portion of the common stock of the reorganized Hawaiian Airlines in furtherance of the preliminary Plan of Reorganization that the Registrant and AIP, LLC filed in the Bankruptcy Court on March 1, 2004 (the "HHI Plan"). As the manager of the New Investor, Mr. Carty would have the sole power to vote or direct the voting of the shares of the reorganized Hawaiian Airlines held by the New Investor, Mr. Adams, or his affiliates. In addition, if the HHI Plan were confirmed by the Bankruptcy Court, the arrangement contemplates that AIP, LLC would contribute to the New Investor shares of the reorganized Hawaiian Airlines that it may hold, in exchange for a proportionate interest in the New Investor. Under the arrangement, the parties would use commercially reasonable efforts to amend the preliminary HHI Plan as necessary to provide that Mr. Carty would assume the position of Chairman of the Board of the reorganized Hawaiian Airlines. Mr. Carty is the former Chairman and Chief Executive Officer of AMR Corp., the parent company of American Airlines, Inc.

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         This current report on Form 8-K contains "forward-looking statements"
within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of the Registrant with respect to certain current and future events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of the Registrant and Hawaiian Airlines that may cause the actual results of the Registrant and Hawaiian Airlines to be materially different from any future results, expressed or implied, in such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Registrant and Hawaiian Airlines to continue as a going concern; the ability of Hawaiian Airlines to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of Hawaiian Airlines to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 case; risks associated with third parties seeking to propose and confirm one or more plans of reorganization with respect to the Chapter 11 case; risks associated with the appointment of a Chapter 11 trustee and the ability of the Chapter 11 trustee to successfully manage the day-to-day operations of Hawaiian Airlines; risks associated with the Chapter 11 trustee or third parties seeking to convert the case to a Chapter 7 case; the ability of Hawaiian Airlines to obtain and maintain normal terms with vendors and service providers; the ability of Hawaiian Airlines to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 case on the liquidity or results of operations of the Registrant and Hawaiian Airlines; the ability of Hawaiian Airlines to fund and execute its business plan; the ability of the Registrant and Hawaiian Airlines to attract, motivate and/or retain key executives and associates; the ability of Hawaiian Airlines to attract and retain customers; demand for transportation in the markets in which Hawaiian Airlines operates; economic conditions; the effects of any hostilities or act of war (in the Middle East or elsewhere) or any terrorist attack; labor costs; financing costs; the cost and availability of aircraft insurance; aviation fuel costs; security-related costs; competitive pressures on pricing (particularly from lower-cost competitors); weather conditions; government legislation and regulation; consumer perceptions of the products of Hawaiian Airlines; and other risks and uncertainties set forth from time to time in the Registrant's reports to the U.S. Securities and Exchange Commission.

         Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the various pre-petition liabilities of Hawaiian Airlines and the common stock and/or other equity securities of the Registrant. No assurances can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies, and it is possible that Hawaiian Airline's equity will be restructured in a manner that will substantially reduce or eliminate any remaining value in Hawaiian Airline's equity and, therefore, in the Registrant's equity. In addition, other factors may also affect the liquidity and value of the Registrant's securities. Such factors include: uncertainty as to whether, or for how long the Registrant's securities will continue to be listed or traded on Amex, and the uncertainty whether, should the Registrant's securities cease to be listed or traded on Amex, a comparable or substitute trading medium can be found. Accordingly, the Registrant urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.



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ITEM 7.  Financial Statements and Exhibits.

         (a)   Financial Statements of Business Acquired.

               Not Applicable/None.

         (b)   Pro Forma Financial Information.

               Not Applicable/None.

         (c)   Exhibits.

               Exhibit Number       Document Description
               --------------       --------------------

                 99.1 Hawaiian Airlines, Inc. Monthly Operating Report, dated March 19, 2004, to the Bankruptcy Court for the period ending February 29, 2004.

                 99.2 Hawaiian Airlines, Inc. Audited Income Statement for the year ended December 31, 2003.







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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 2, 2004             By: Hawaiian Holdings, Inc.


                                   By:   /s/ John W. Adams
                                         --------------------
                                         John W. Adams
                                         Chairman of the Board of Directors
                                         and Chief Executive Officer



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